UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2022

BETTER FOR YOU WELLNESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1349 East Broad Street
 Columbus, Ohio, United States 43205
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (614) 368-9898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Closing of Membership Interest Purchase Agreement

As disclosed by Better For You Wellness, Inc., a Nevada corporation ("we," "us," our" or the "Company") on its Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on May 2, 2022, on April 29, 2022 the Company entered into a Membership Interest Purchase Agreement (the "MIPA") with Amanda Cayemitte and Yapo M'be (referred to together as the "Sellers") to acquire the right, title and interest in, including all of the outstanding membership interests (referred to together as the "MM Interests") of Mango Moi, LLC ("Mango Moi").

Mango Moi is a hair and skincare business located in Chicago, Illinois. Pursuant to the MIPA, in exchange for the MM Interests, the Company agreed to pay the Sellers a purchase price consisting of $597,726.57 worth of shares of the Company's common stock, par value $0.0001 per share which consists of 11,000,000 shares of common stock (the "Company Common Stock"), with 5,720,000 shares of Company Common Stock issued to Amanda Cayemitte and 5,280,000 shares of Company Common Stock issued to Yapo M'be (referred to together herein as the "Purchase Price"). Additionally, pursuant to the terms of the MIPA, the Company agreed to enter into an Employment Agreement with Mango Moi founder Amanda Cayemitte (the "Employment Agreement"), and a Consulting Agreement with Yapo M'be  (the "Consulting Agreement"), respectively, as disclosed by the Company on its Current Report on Form 8-K filed with the SEC on May 2, 2022.

The MIPA closed (the "Closing") on May 26, 2022, on which date the Company paid the Sellers the Purchase Price by issuing the Company Common Stock to the Sellers and the Sellers transferred the MM Interests to the Company, and on which date Mango Moi became a wholly owned subsidiary of the Company. At the Closing the Company entered into the Employment Agreement with Amanda Cayemitte and the Consulting Agreement with Yapo M'be.

The Company intends to optimize Mango Moi's product formulae and packaging, as well as secure new manufacturing relationships to scale production capacity. Additionally, the Company plans to expand Mango Moi's product offerings to include additional products and product bundles. Furthermore, the Company intends to grow sales through direct-to-consumer marketing efforts, subscription box sales, and pursuing wholesale sales relationships.  However, there can be no assurance that the Company's plans for Mango Moi can come to fruition as intended, or at all.

Employment Agreement

Pursuant to the Employment Agreement, which is to be effective as of 45 days from the signing of the MIPA, the Company agreed to employ Amanda Cayemitte as the Chief Visionary Officer of Mango Moi to provide duties including normalizing the Company's strategic-planning processes, forging new working relationships and synergies across the organization, and establishing greater transparency and accountability for those people carrying out the Company's strategy. As compensation under the Employment Agreement, the Company agreed to pay Amanda Cayemitte  an annual salary of $65,000 payable semi-monthly on the first day and the fifteenth day of the month and subject to applicable federal, state, and local withholding.

The Employment Agreement can be terminated any time by either party by giving 30 days written notice to the other party.  If the Employment Agreement is terminated, Amanda Cayemitte will be entitled to receive compensation for:

● one month upon completion of one full calendar year of employment with the Company;

● two months upon completion of two full calendar years of employment with the Company, and

● three months upon competition of two full calendar years of employment with the Company.

However, if Amanda Cayemitte breaches any terms of the Employment Agreement, the Company may terminate the Employment Agreement without any notice and with compensation being paid to Amanda Cayemitte only through the date of such termination.  The foregoing description of the Employment Agreement does not purport to be complete, and is qualified in its entirety to the full text of the Employment Agreement, the form of which was filed as part of Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on May 2, 2022, and is incorporated by reference herein.

Consulting Agreement

Pursuant to the Consulting Agreement, the Company engaged Yapo M'be as a consultant to provide manufacturing services for Mango Moi, to begin on May 2, 2022.  As compensation under the Consulting Agreement, the Company agreed to pay Yapo M'be at the rate of $30.00 per hour, not to exceed $1,500 per month.  The Consulting Agreement can be terminated by either party upon the failure of the other to perform under the Consulting Agreement by giving ten days written notice to the non-performing party. The Consulting Agreement can also be terminated by the Company by giving ten days written notice to Yapo M'be in the event that there is a reduction of the program budget.  The foregoing description of the Consulting Agreement does not purport to be complete, and is qualified in its entirety to the full text of the Consulting Agreement, the form of which was filed as part of Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on May 2, 2022, and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures in Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The issuance of the Company Common Stock described in Item 2.01 was made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), in reliance upon exemptions from the registration requirements of the Act in transactions not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On June 1, 2022, the Company issued a press release regarding the Closing. The press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Mango Moi, LLC for the years ended December 31, 2021 and 2020 and the unaudited financial statements of Mango Moi, LLC for the three-month period ended March 31, 2022 and 2021 will be filed with an amendment to this Current Report on Form 8-K as Exhibit 99.1. within 71 calendar days of the Closing.

(b) Pro Forma Financials.

The unaudited pro forma condensed combined financial statements for the year ended December 31, 2021 and the three months ended March 31, 2022 will be filed with an amendment to this Current Report on Form 8-K as Exhibit 99.2. within 71 calendar days of the Closing.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1***	Audited Financial Statements of Mango Moi, LLC for the years ended December 31, 2021 and 2021 and Unaudited Interim Financial Statements of Mango Moi, LLC for the quarter ended March 31, 2022
99.2***	Unaudited Pro forma financial statements of the Company and Mango Moi, LLC as of December 31, 2021 and March 31, 2022.
99.3**	Press Release of the registrant dated June 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

**Furnished herewith.

***To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Better For You Wellness, Inc.

Date: June 1, 2022	By:	/s/ Ian James
Ian James
Chief Executive Officer (principal executive officer)